Exhibit 99.2

Third Quarter 2016 Earnings Conference Call

Forward Looking Statements Statements made during this call and presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of today, November 7, 2016. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 8-15 of our 2015 Form 10-K filed on February 26, 2016, and other subsequent filings by Matson with the SEC. Statements made during this call and presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

Opening Remarks Matson’s 3Q2016 results came in below expectations Hawaii container volume lower YOY due to the moderation of competitive gains and a lull in the market Alaska volume lower than expected due to energy sector related macroeconomic headwinds and lower seafood harvest in 2016 Strong demand for Matson’s expedited China service Steady performance in Guam Significant investments during 3Q2016 underscore Matson’s long-term commitment to and confidence in Hawaii and Alaska markets Expect 4Q2016 Ocean Transportation operating income to be approximately 15 percent lower YOY Ordered Two Kanaloa Class ConRo’s Completed acquisition of

Net Income, EBITDA, EPS – 3Q 2016 See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics Impact of Acquisition related SG&A in excess of incremental run-rate target $10.0 $0.14 $6.2

Net Income, EBITDA, EPS – YTD 2016 See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics Impact of Acquisition related SG&A in excess of incremental run-rate target Impact of costs related to Molasses Settlement $11.4 $23.5 $0.16 $0.30 $13.1 $6.9

Hawaii Service Third Quarter 2016 Performance Container volume declined YOY Absence of volume gains in 3Q2015 related to competitor fleet deployment changes and service issues Slower than expected market growth Fourth Quarter 2016 Outlook Expect 4Q2016 container volume to be lower YOY 4Q2015 had volume gains related to competitor fleet deployment changes and service issues Competitor Service Issues

Hawaii Economic Indicators High-rise condo projects in Honolulu expected to provide for a healthy construction pipeline for the next few years As condo development ebbs, new home building on Oahu expected to begin to shift to single-family developments in West Oahu, Ho’opili and Koa Ridge Homebuilding on the Neighbor Islands has picked up recently and while further growth is expected, it is expected to be well below the mid-2000s boom Commercial construction has been relatively strong, with resort-related development the biggest driver and expect several more years of moderately strong construction activity Indicator (% Change YOY) 2014 2015 2016F 2017F 2018F Real Gross Domestic Product 1.8 3.3 2.0 2.4 1.5 Visitor Arrivals 2.4 4.5 2.3 1.5 0.9 Construction Jobs 3.5 9.0 10.9 1.7 (1.1) Unemployment Rate (%) 4.4 3.6 3.1 3.0 3.1 Residential Building Permits (9.8) 59.3 (18.9) 11.5 7.5 Non-Residential Building Permits 28.8 (5.6) (14.4) 20.4 (2.3) Source: UHERO: University of Hawaii Economic Research Organization; HAWAII CONSTRUCTION FORECAST, September 30, 2016, http://www.uhero.hawaii.edu

Hawaii Fleet Renewal Program

- November 2013, ordered two 3600 TEU dual fuel, LNG capable "Aloha Class" containerships from Philly Shipyard
  - Delivery 3Q-18 and 1Q-19
- August 2016, ordered two 3500 TEU platform, dual fuel, LNG capable "Kanaloa Class" ConRo's from NASSCO
  - Delivery 4Q-19 and 2Q-20
- Expected fleet renewal benefits:
  - Optimal Hawaii fleet size and vessel utilization
  - Completes Hawaii fleet renewal and removes reliance on near-end-of-life steamships
  - Modernizes capacity capabilities
  - Improves fleet reliability
  - Improves weekly capacity balance

Aloha Class


Matson

Kanaloa Class


Matson

MATX LISTED NYSE

Third Quarter 2016 Earnings Conference Call | November 7, 2016 – Slide 8

Matson.

Hawaii – Trend Toward Larger Containers Matson’s Hawaii Container Volume # of Containers vs Forty-foot Equivalent Units (FEU) See the Addendum for historical container volume and FEU volume by service

China Expedited Service (CLX) Third Quarter 2016 Performance As expected, significantly lower China freight rates YOY Container volume slightly lower YOY Continued market softness in the first two months of 3Q2016 Increased demand for Matson’s expedited service following Hanjin’s bankruptcy filing Other international carriers responded with new services to replace the capacity removed by Hanjin in the Transpacific trade lane Fourth Quarter 2016 Outlook Higher volume expected Matson’s expedited service offering remains highly differentiated International containership market remains challenged by chronic overcapacity Source: Shanghai Shipping Exchange Hanjin files for bankruptcy

Guam Service Fourth Quarter 2016 Outlook Expect steady market with economic growth Expect modest competitive volume losses Third Quarter 2016 Performance Volume was modestly lower due to competitive losses associated with the launch of a competitor’s bi-weekly U.S. flagged containership service in January 2016

Alaska Service Fourth Quarter 2016 Outlook Expect continued muted economic activity Expect container volume to approximate the level achieved in 4Q2015 Third Quarter 2016 Performance Volume declined more than 10% YOY Northbound volume challenged by energy sector related macroeconomic headwinds Southbound volume impacted by an unexpectedly lower seafood harvest in 2016

SSAT Joint Venture Third Quarter 2016 Performance Terminal joint venture contribution was $0.9 million lower YOY Increased allowance for doubtful accounts receivable Partially offset by improved lift volume Fourth Quarter 2016 Outlook Expect FY2016 operating income contribution lower than FY2015

Matson Logistics Third Quarter 2016 Performance Completed acquisition of Span Alaska Freight forwarding operations included in results effective August 4, 2016 Lower intermodal yield Source: Association of American Railroads Fourth Quarter 2016 Outlook Continue integrating Span Alaska acquisition Expect full year 2016 operating income to be approximately $11 million

3Q2016 Operating Income SSAT had a $3.6 million contribution in 3Q16 compared to a $4.5 million contribution in 3Q15 3Q15 3Q16 Change Revenue $444.8 $398.0 ($46.8) Operating Income $68.9 $42.7 ($26.2) Oper. Income Margin 15.5% 10.7% 3Q15 3Q16 Change Revenue $99.5 $102.4 $2.9 Operating Income $2.9 $3.5 $0.6 Oper. Income Margin 2.9% 3.4% 3Q16 Consolidated Operating Income of $46.2 million versus $71.8 million in 3Q15 Impact of Acquisition related SG&A in excess of incremental run-rate target $10.0

YTD 2016 Operating Income SSAT had a $9.2 million contribution in YTD16 compared to a $13.1 million contribution in YTD15 YTD15 YTD16 Change Revenue $1,097 $1,135 $38.0 Operating Income $144.2 $109.6 ($34.6) Oper. Income Margin 13.1% 9.7% YTD15 YTD16 Change Revenue $293.1 $287.3 ($5.8) Operating Income $6.2 $7.3 $1.1 Oper. Income Margin 2.1% 2.5% YTD 2016 Consolidated Operating Income of $116.9 million versus $150.4 million in YTD 2015 Impact of Acquisition related SG&A in excess of incremental run-rate target Impact of costs related to Molasses Settlement $11.4 $23.5

Liquidity and Debt Levels Total debt of $812.4 million, Net debt of $685.1 million Net debt to LTM EBITDA of 2.3x On July 18, 2016, entered into a commitment letter to issue $200 million of 15-year senior unsecured notes; closed private placement on September 14, 2016 Weighted average life of approximately 8.5 years and interest rate of 3.14 percent On October 27, 2016, entered into a commitment letter to issue $75 million of 11-year senior unsecured notes Weighted average life of approximately 8 years and interest rate of 3.37 percent Proceeds are expected to be used to pay down the Company’s revolving credit facility and for general corporate purposes Expect to fund construction of Aloha Class and Kanaloa Class vessels through a combination of cash flow from operations, borrowing availability under our $400 million unsecured revolving credit facility, and periodic issuance of long-term debt to pay down revolver borrowings and better match long-term liabilities with long-lived vessel investments Still considering Title XI financing as an attractive add-on financing alternative

Cash Generation and Uses of Cash Does not include $1.2 million in other uses of cash Net of cash acquired (2) (1)

Fourth Quarter 2016 Outlook Outlook is being provided relative to 2015 operating income Ocean Transportation operating income for 4Q2016 is expected to be approximately 15 percent lower than the $43.6 million achieved in 4Q2015 Lower Hawaii container volume Lower Alaska container volume Competitive volume losses in Guam Lower full year contribution from SSAT joint venture Higher depreciation and amortization expense due to increased capital and vessel dry-dock spending Logistics operating income for full year 2016 expected to be approximately $11 million Interest expense for full year 2016 expected to be approximately $24 million Effective tax rate for full year 2016 expected to be approximately 39 percent For full year 2016, expect maintenance capex of approximately $90 million, new vessel construction progress payments of $96 million, and dry-docking payments of approximately $57 million For full year 2016, expect depreciation and amortization to total approximately $136 million inclusive of dry-docking amortization of approximately $38 million

Preliminary 2017 Expectations Hawaii Expect modest market growth in 2017 supported by the general Hawaii economy, the level of construction activity and a stable market position China Transpacific market reached cyclical trough in 2016; timing of a recovery remains uncertain given chronic overcapacity Expect strong demand for Matson’s highly differentiated expedited service Consolidation of international carriers and formation of new alliances creates potential for longer-term market improvement Guam Expect competitive losses in the first half 2017 amid modest overall market growth for full year 2017 Potential for competitor to add a 2nd vessel and provide weekly service Alaska Expect modestly lower volume in 2017 based on declining northbound freight due to ongoing contraction of energy-based economy, partially offset by improved southbound seafood volume Logistics Inclusion of Span Alaska freight forwarding business for full year 2017

Addendum

Addendum – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Depreciation and Amortization (“EBITDA”), and Net Debt/EBITDA. NET DEBT RECONCILIATION September 30, (In millions) 2016 Total Debt: $ 812.4 Less: Cash and cash equivalents (16.4) Capital Construction Fund - cash on deposit (110.9) Net Debt $ 685.1

Addendum – Non-GAAP Measures (1) EBITDA is defined as the sum of net income, less income or loss from discontinued operations, plus income tax expense, interest expense and depreciation and amortization (including deferred dry - docking amortization). EBITDA should not b e considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculati on of EBITDA may not be comparable to EBITDA as calculated by other companies, nor is this calculation identical to the EBITDA used by our lenders to determine financial covenant compliance. EBITDA RECONCILIATION Three Months Ended September 30, Last Twelve (In millions) 2016 2015 Change Months Net Income $ 25.0 $ 41.5 $ (16.5) $ 87.7 Add: Income tax expense 15.2 25.6 (10.4) 52.8 Add: Interest expense 6.0 4.7 1.3 22.3 Add: Depreciation and amortization 24.0 23.3 0.7 95.5 Add: Dry - dock amortization 10.6 5.7 4.9 34.1 EBITDA (1) $ 80.8 $ 100.8 $ (20.0) $ 292.4 Nine Months Ended September 30, (In millions) 2016 2015 Change Net Income $ 61.1 $ 76.4 $ (15.3) Add: Income tax expense 38.4 60.4 (22.0) Add: Interest expense 17.4 13.6 3.8 Add: Depreciation and amortization 71.3 58.5 12.8 Add: Dry - dock amortization 27.8 16.8 11.0 EBITDA (1) $ 216.0 $ 225.7 $ (9.7)

Addendum – Matson’s Historical Volume Year Container Volume FEU Volume Container Volume FEU Volume Container Volume FEU Volume Container Volume FEU Volume Container Volume FEU Volume 2005 175,800 175,900 16,600 15,600 - - 2006 173,200 174,600 15,100 14,500 32,700 34,300 2007 167,500 169,800 14,600 14,600 51,200 54,000 2008 152,700 156,000 13,900 14,100 47,800 50,200 2009 136,100 139,500 14,100 14,300 46,600 48,900 2010 136,700 140,500 15,200 15,500 60,000 63,300 2011 140,000 145,000 15,200 15,500 59,000 62,100 2012 137,200 143,200 25,500 26,400 60,000 63,300 2013 138,500 145,500 24,100 25,400 61,300 64,400 12,800 7,700 2014 138,300 146,500 24,600 26,000 62,000 65,200 14,800 8,500 2015 149,500 159,200 24,200 25,500 59,200 62,700 14,000 8,600 39,100 40,800 FEU = Forty-foot equivalent unit Hawaii Guam China Micronesia & South Pacific Alaska